(Cover)
Markman
MULTIFUNDS

               Semi-Annual
               Report

               June 30, 1999
               Unaudited

               Income Allocation Portfolio
               Conservative Allocation Portfolio
               Moderate Allocation Portfolio
               Aggressive Allocation Portfolio

THE BEAT GOES ON
--------------------------------------------------------------------------------

Could it be? Could the market really manage to post an unheard of fifth consecutive year of robust double-digit returns? Judging by the first six months of the year, you certainly wouldn't want to bet against it. And what an interesting first half it's been! In the first quarter, we saw the continuation of the "Large Cap Growth Stocks `R' Us" market. It looked like, unbelievably, small caps and value stocks were about to be declared illegal! Then in mid-April it was as if someone simply turned a switch and immediately the large growth leaders went on the chopping block, replaced in investors' hearts by value-based cyclicals and small caps. For two months, those sectors (which had previously performed miserably) shone like stars, allowing investors who had suffered through years of underperformance to start practicing their bragging rights rap.

Unfortunately, the first robin, as they say, does not always herald the spring. By mid-June, the small cap/value revival had slowed noticeably as investors once again turned to what money manager and media presence Jim Cramer calls TSTEL (The Stocks That Everyone Loves). As far as we're concerned, that's just as it should be.

Much of the excitement regarding value/cyclicals earlier in the spring was due to increased expectations of global economic revival. The world, it seemed, was not coming to an end after all. Asian economies, given up for dead last fall, were showing surprising signs of life. Those pundits who still insisted on looking at the world as if the calendar said 1978 looked at this good news and immediately flip-flopped from glum depression-induced despair to nervous look-out-for-inflation anxiety. This proved, again, that if you're a neurotic economic observer, you can be worried no matter what the data says. The furrowed-brow brigade had its true moment of glory when the April CPI was released, showing an alarming spike in inflation. Was this the long awaited end of the low inflation good times? Would oil and other commodity prices again skyrocket with increased global demand?

These fears sent the bond market reeling and led investors to load up on the value and commodity-based stocks that would benefit from such an environment. Copper and aluminum producers, oil companies, paper manufacturers, all were the new Cinderellas at the ball. Why any sane investor

--------------------------------------------------------------------------------
Pundits flip-flopped from glum depression-induced despair to nervous look-out-for-inflation anxiety. This proved, again, that if you're a neurotic economic observer, you can be worried no matter what the data says.
--------------------------------------------------------------------------------

would want such a collection of nineteenth century companies in his portfolio is something to think about, but for the moment they shone. Alas, the clock soon struck midnight on the value plays. Two straight subsequent months of zippo inflation made it clear that the April number was merely a statistical blip and not the beginning of a new trend. By quarter's end, large-cap growth and technology stocks were

--------------------------------------------------------------------------------
                                    Markman
again firmly in the driver's seat as market leaders. Consequently, while many of the second quarter media recaps of the market touted the value and small-cap revivals, the reality was they were (literally and figuratively) reporting yesterday's news. Their sixty days in the sun had ended.

As we plow ahead into the second half of 1999, we can say with a fairly high degree of certainty that the world has not been transformed into something new over the past few months. The United States economy is still, compared to the pathetic showings of our competitors around the globe, a miracle machine of job growth and productivity. Technology in all of its myriad forms continues to imbed itself in our lives, thus becoming an increasingly more important part of our economy. These trends are so big, so unstoppable, and so irrefutable, that the term "macro trend" doesn't do them justice. The concept of U.S. large-cap dominance fed by technology is a hyper-macro trend, one by which everything else must be measured.

As we've discussed many times before, the equity allocation of our portfolios is concentrated to take advantage of this hyper-macro trend. Although some industry observers (those who act as if we still live in a Jimmy Carter world) feel we are wrong to stay so long and heavy in large-cap U.S. funds, we believe we're more likely to look back in a few years and say we were, if anything, too cautious.

--------------------------------------------------------------------------------
HALFTIME SCOREBOARD

It's been a good six months. The direction of both the stock and bond markets generally favored our approach, and while there are the usual woulda, shoulda, couldas that we love to flog ourselves with, I really have no cause for complaint. The numbers speak for themselves. The Aggressive Allocation kept up its 1998 pace with a return of 15.2% in the first half, besting both the S&P 500's 12.4% and the Wilshire 5000's 11.2%. We are well ahead of the average growth fund of funds' return of 10.2%.*

     The Moderate Allocation Portfolio's 10.1% return also compared favorably with other stock/bond blends. Although slightly behind the all-stock indices of the S&P 500 and Wilshire 5000, keep in mind that over a third of the Moderate Allocation Portfolio is in bonds. When we factor in the poor performance of bonds in the first half (the Merrill Lynch Master Domestic Bond Index actually declined 1.6%!), our return looks quite good. A good indication of how a stock/bond blend did can be seen in the average moderate fund of funds, which gained only 6.9% in the first half.

     Given the difficult bond environment, the performance of the Conservative Allocation Portfolio is particularly impressive. Even with over half the portfolio in bonds, the Conservative Allocation gained 7.2% year to date, almost double that of the average conservative fund of funds, which made but 3.9%. Our Conservative Allocation benefited, as did the Moderate Allocation, from our use of high-yield bond funds as our primary choice for fixed income diversification. The U.S. economy proved to be surprisingly strong in the first half, causing interest rates to rise and bond prices to fall. We, however, were not surprised. We anticipated this exact scenario (as we wrote in our Annual Report) and positioned our bond allocation in the more economically sensitive high-yield funds. We were thus able to benefit from the same events that harmed other bond investors.

o    Source: Funds of Funds Association, Lipper Analytical Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman

WHY LONDON IS WARMER THAN MINNEAPOLIS--AND WHAT IT MEANS TO YOUR PORTFOLIO

London, England lies 6 degrees north of the Twin Cities. London should be colder than Minneapolis, yet winters in London are remarkably mild. Snow is rare and temperatures usually hover 10-20 degrees above those in Minnesota.

England's mild climate is caused by the moderating effect of the Gulf Stream, a warm and powerful ocean current that originates in the Gulf of Mexico. The Gulf Stream flows north along the eastern seaboard of the United States, veers east at Virginia, and combines with several other smaller currents to form the North Atlantic Drift. Moving eastward, it eventually reaches northern Europe where it keeps temperatures from plunging as low as one might expect at those latitudes.

     But what's the connection to investments?  Consider two interesting angles:
First, what assumptions might you make about the weather in England if you knew nothing about the effect of the Gulf Stream? One might look at a map and, seeing the northern latitude, confidently predict cold snowy winters. After all, winters at other similar locations experience such conditions. Without knowledge of the Gulf Stream, you might conclude that any mild temperatures you experienced were short-term aberrations. Sooner or later, temperature would revert to the mean and decline. You would, of course, be wrong. The current would always be there, continuing to create weather far different from that predicted by your research.

     Now suppose we are out at sea off the northeast coast of the United States. The wind blows and the water churns in all directions. Waves rise and fall in endlessly changing patterns. As we bob along the surface, it seems impossible to sense a flow in a particular direction. In fact, simply staying afloat seems to be the main imperative. Yet all along, just beneath the surface, the current continues to flow inexorably in one direction. In fact, even though we can't sense it as we are tossed on the surface, it is actually carrying us along in its direction. Slowly, but surely, it will eventually pull us all the way to Ireland!

     Similar conditions may exist when investing. As we analyze investment options, we are sometimes faced with data that seem to lead to a particular conclusion. Perhaps a sector seems overvalued. But what if we are examining these data not knowing that there is an ongoing and accompanying current affecting how we should interpret the data? Perhaps this current (or trend) is forcing us to re-evaluate our assumptions. Are large caps really overvalued? What really is an appropriate multiple to pay for tech stocks? I have no definitive answers here, but I would remind us all that perhaps we don't really know all the trends and "currents" that may be affecting prices.

     With all the data analysts have, could it be they're not factoring in the single most important piece of information? We'll know in a decade. Until then, I'd be wary of market tacticians who warn of overvaluations in certain sectors.

     Our Gulf Stream metaphor also helps us keep long-term trends and short-term events in perspective. In hindsight, we can now clearly see that since 1982 we've been carried along on the "Gulf Stream" of a bull market that has taken us from 750 on the Dow to the 11,000 level. Absolutely amazing. Yet in those seventeen years, a month never went by when some market strategist was not warning of some impending problem. And there certainly did seem to be problems. The 1987 "crash." The Mexican meltdown. The emerging markets crisis. The Gulf War. Economy too slow. Economy too fast. Tech stocks are great! Tech stocks are lousy! Buy, sell, rotate, tweak, adjust, hedge. Yet all along, the big, broad current that flowed beneath the surface of all this confusion was carrying us higher. Who do you think made the really big money over the past decade and a half? Those who tried to finesse every short-term shift in the market, or those who recognized and rode the current long term? The long-term trend is rarely clearly identifiable. Like the Gulf Stream, it runs beneath the surface of the short-term confusion. But it's there. And it's powerful. And it works.

     We will stick with the broad themes and avoid short-term choppiness. We'll let others play with the notions about whether cyclicals are a good play for the next six months, or whether small caps might continue to catch up for a short time before underperforming again. We believe we are most likely to reach our long-term goals safely and efficiently by letting the long-term trends, the "financial Gulf Streams," work for us.

--------------------------------------------------------------------------------
                                    Markman
2

                        AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Our  Goal:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

After adding another 1.9% to our gains in the second quarter, the Aggressive Allocation arrived at mid-year with a return of 15.2%, well ahead of the S&P 500 (+12.4%), the Wilshire 5000 (+11.2%) and the average growth fund of funds (+10.2%).

     Our long-term strategy remains unchanged: we continue to aggressively concentrate in funds that invest in large U.S. growth companies. The sector emphasis continues to be technology, with overweightings in financials and health care.

     After benefiting from the tremendous bounce-back after the October 1998 lows, we no longer wanted the added volatility of the ProFunds UltraOTC and UltraBull funds. These funds use futures and options in an attempt to double the movement of the Nasdaq 100 and S&P 500, respectively. During periods of strong upward moves in the market, these funds provide tremendous returns. The reverse is also true. We decided not to push our luck and moved out of the funds.

     We also sold our PBHG Large Cap 20 position when Jim McCall was relieved of his duties as portfolio manager. We did not think it prudent to stay under those circumstances.

     Later in the first half, we moved out of Rydex Nova. This fund uses options and futures to get 150% of the S&P 500's movement. As the 1999 rally broadened out to include more than just the top 20 stocks on the S&P, we felt we could do better in a more broadly positioned fund. In June, we bought Selected American Shares to participate more in the broad-based rally that we see continuing.

---------------------------------------
          Content Breakdown
---------------------------------------
[GRAPHIC OMITTED]
U.S. Stocks .....................   92%
International Stocks ............    1%
Bonds ...........................    0%
Cash ............................    7%

PORTFOLIO COMPARISON -- June 30, 1999
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                               Markman Aggressive           Funds of Funds
                              Allocation Portfolio      Association Growth Index
                              --------------------      ------------------------
Year-to-date                         15.2%                      10.2%
12 months ending 6/30/99             28.6%                      15.0%
3 years annualized                   21.0%                      17.8%
Annualized since inception*          23.4%                      19.8%

PORTFOLIO OF INVESTMENTS (Unaudited)
Markman Aggressive Allocation Portfolio -- June 30, 1999
---------------------------------------------------------------------------------------------------------
Fund                                        Shares            Market Value      % of Total       Status**
---------------------------------------------------------------------------------------------------------
Janus Twenty Fund                           310,735           $ 19,511,080        18.7%            -
---------------------------------------------------------------------------------------------------------
Selected American Shares                    510,143             18,298,846        17.5%            new
---------------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund*                357,583             17,603,799        16.9%            +
---------------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*                  330,524             17,111,249        16.4%
---------------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund*                312,953             15,610,105        15.0%
---------------------------------------------------------------------------------------------------------
Transamerica Premier Equity Fund*           318,537              8,919,040         8.6%
---------------------------------------------------------------------------------------------------------
Marsico Focus Fund*                         305,415              5,323,376         5.1%
---------------------------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund         2,000,315              2,000,315         1.9%             +
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $75,352,081)                           104,377,810       100.1%
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                  (76,187)       (0.1%)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                    $104,301,623       100.0%
                                                              ============       ======

*    Non-income producing security.
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

                         MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Our Goal: To blend our Conservative and Aggressive approaches in a middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance. As you know, the
Moderate Allocation Portfolio is where we blend our best ideas or strategies from the Aggressive and Conservative Portfolios to achieve a mid-point risk/return in our offerings. The elements that constitute the Conservative and Aggressive Allocations can quickly change in reaction to market conditions. There is no hard and fast "science" to this; much is educated guesswork. Fortunately, our knowledge of the stock and bond elements in the other Portfolios has enabled us to mix the two in what has turned out to be a highly predictable mid-point.

     In 1999, the Moderate Allocation Portfolio has benefited from our successful choices in both the stock and bond areas. The equity portion of the allocation continues to be focused in large-cap U.S. growth funds. While many industry observers feel these funds are long overdue for a pause, if not an outright decline, we believe their long-term prospects remain excellent. In our opinion, other fund "experts" who recommend moving away from these investments are going to be left holding the bag because of their short-term thinking. We say, "show us a list of companies that are likely to make more money and dominate their growing markets more than Microsoft, Intel, Dell, Citigroup, Merck, and Pfizer and we'll buy them."

     The "mid-point" balance we've tried to hit seems to be on target. The returns for the Moderate Allocation Portfolio are ahead of its peer group so far this year with a gain of 10.1% versus a gain of 6.9% for the average moderate fund of funds.

---------------------------------------
          Content Breakdown
---------------------------------------
[GRAPHIC OMITTED]
U.S. Stocks .....................   58%
International Stocks ............    1%
Bonds ...........................   36%
Cash ............................    5%

PORTFOLIO COMPARISON -- June 30, 1999
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                Markman Moderate            Funds of Funds
                              Allocation Portfolio    Association Moderate Index
                              --------------------    --------------------------
Year-to-date                          10.1%                       6.9%
12 months ending 6/30/99              18.4%                      11.1%
3 years annualized                    17.0%                      16.1%
Annualized since inception*           18.9%                      18.0%

PORTFOLIO OF INVESTMENTS (Unaudited)
Markman Moderate Allocation Portfolio -- June 30, 1999
---------------------------------------------------------------------------------------------------------
Fund                                        Shares            Market Value      % of Total       Status**
Janus Twenty Fund                           243,377          $ 15,281,673         17.5%            -
---------------------------------------------------------------------------------------------------------
Marsico Focus Fund*                         846,317            14,751,304         16.8%
---------------------------------------------------------------------------------------------------------
INVESCO High Yield Fund                   1,725,516            11,250,363         12.9%
---------------------------------------------------------------------------------------------------------
Northeast Investors Trust                 1,053,588            11,073,209         12.7%
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Fund                   1,040,866            10,543,977         12.0%
---------------------------------------------------------------------------------------------------------
Paap America Abroad Fund                    280,901             9,398,953         10.7%
---------------------------------------------------------------------------------------------------------
Selected American Shares                    212,687             7,629,078          8.7%             new
---------------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*                  140,706             7,284,349          8.3%
---------------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund           501,296               501,296          0.6%
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $73,605,734)                           87,714,202        100.2%
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                (135,042)        (0.2%)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 87,579,160        100.0%
                                                             ============        ======

*    Non-income producing security.
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman
4

                       CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Our Goal: To capture returns close to those of a typical portfolio -- cautiously balanced among stocks, bonds, and money market funds -- while keeping short-term volatility closer to that of an intermediate bond portfolio.

The repositioning we performed through 1998 is creating exactly the results we hoped for. We have reduced our stock fund exposure to below 40% of the portfolio, thus minimizing the negative effects of a market decline. We continue to believe that, particularly for conservative investors, a focus on U.S. large caps (what folks used to call "blue chips") is the most prudent path.

     Later in the first half, we took a small initial position in Selected American Shares. The managers take a value-oriented approach to growth investing with an emphasis on financial services stocks, thereby providing excellent upside potential without exposure to some of the "pricier" sectors.

     The most distinctive aspect of the Conservative Allocation is our large position in high-yield bond funds. In a strong economy, these funds tend to outperform their higher quality peers. In today's environment, there was little doubt in our minds that high-yield bond funds give us the best bang for our bond buck.

     This view has paid off well so far in 1999. As noted earlier, 1999 has been a difficult year in the bond market as stronger than expected economic activity caused interest rates to increase. The Merrill Lynch Master Domestic Bond Index actually lost 1.6% in this year's first six months while Invesco High Yield made 5.9%, Northeast Investors Trust made 4.8% and Pimco High Yield made 1.0%.

     The Conservative Allocation Portfolio outdistanced its peers with a gain of 7.2% versus a return of 3.9% for the average conservative fund of funds.

---------------------------------------
          Content Breakdown
---------------------------------------
[GRAPHIC OMITTED]
U.S. Stocks .....................   40%
International Stocks ............    1%
Bonds ...........................   55%
Cash ............................    4%

PORTFOLIO COMPARISON -- June 30, 1999
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                               Markman Conservative   Funds of Funds Association
                               Allocation Portfolio       Conservative Index
                               --------------------       ------------------
Year-to-date                           7.2%                       3.9%
12 months ending 6/30/99              13.6%                       6.8%
3 years annualized                    12.5%                      11.2%
Annualized since inception*           14.4%                      13.0%

PORTFOLIO OF INVESTMENTS (Unaudited)
Markman Conservative Allocation Portfolio -- June 30, 1999
--------------------------------------------------------------------------------------------------
Fund                                  Shares           Market Value      % of Total       Status**
Marsico Focus Fund*                   340,802          $  5,940,183         18.7%
--------------------------------------------------------------------------------------------------
PIMCO Total Return Fund               553,855             5,610,547         17.6%
--------------------------------------------------------------------------------------------------
INVESCO High Yield Fund               842,960             5,496,099         17.3%            +
--------------------------------------------------------------------------------------------------
Northeast Investors Trust             514,190             5,404,135         17.0%            +
--------------------------------------------------------------------------------------------------
Janus Twenty Fund                      79,178            4,971,594          15.6%            -
--------------------------------------------------------------------------------------------------
PIMCO High Yield Fund                 313,159             3,435,350         10.8%            +
--------------------------------------------------------------------------------------------------
Selected American Shares               22,727               815,227          2.5%            new
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $28,376,009)                     31,673,135         99.5%
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                           151,224          0.5%
--------------------------------------------------------------------------------------------------
NET ASSETS                                             $ 31,824,359        100.0%
                                                       ============        ======

*    Non-income producing security.
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

                          INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Our Goal: To provide high current income and low share price fluctuation.

The Income Allocation Portfolio is a new MultiFund Portfolio. Since its newness (only two months old) prevents me from discussing comparative performance, I want to take this opportunity to share our tactics and strategy for this Portfolio.

     This Portfolio will consist primarily of a mix of bond mutual funds. We can, for the sake of long-term stability of capital and total return potential, invest a small portion of the portfolio (up to 15%) in stock mutual funds. Given our currently positive view of the markets, we have done so, as you can see from the allocation.

     The bulk of the Portfolio will be invested in what we feel is the best mix of bond funds to achieve a balance between high current income and stability of capital. We started this Portfolio for investors who prefer to have minimal exposure to the stock market and who would normally have most of their money in bond funds. Our goal with this Portfolio is to implement this goal in an imaginative way to maximize the return potential without undue risk. Execution will involve the overweighting or underweighting of different bond sectors based on our view of where the best returns may be.

     Currently, we have most of the bond allocation in the high-yield sector. We have also avoided any allocation in international or emerging market bonds. These allocations are different from those of most of our peers.

---------------------------------------
          Content Breakdown
---------------------------------------
[GRAPHIC OMITTED]
U.S. Stocks .....................   19%
International Stocks ............    0%
Bonds ...........................   69%
Cash ............................   12%

PORTFOLIO COMPARISON -- June 30, 1999
--------------------------------------------------------------------------------
We look forward to reporting performance of the Income Allocation Portfolio in the December 31, 1999, Annual Report.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                  Markman Income      Funds of Funds Association
                               Allocation Portfolio           Income Index
                               --------------------           ------------
Year-to-date
12 months ending 6/30/99
3 years annualized
Annualized since inception*

PORTFOLIO OF INVESTMENTS (Unaudited)
Markman Income Allocation Portfolio -- June 30, 1999
------------------------------------------------------------------------------------------------
Fund                                Shares           Market Value      % of Total       Status**
------------------------------------------------------------------------------------------------
PIMCO Total Return Fund              4,942            $  50,066           23.0%            new
------------------------------------------------------------------------------------------------
Northeast Investors Trust            4,245               44,614           20.5%            new
------------------------------------------------------------------------------------------------
INVESCO High Yield Fund              6,808               44,387           20.4%            new
------------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund       2,206               22,015           10.1%            new
------------------------------------------------------------------------------------------------
Marsico Growth & Income Fund*          961               15,994            7.3%            new
------------------------------------------------------------------------------------------------
Selected American Shares               426               15,286            7.0%            new
------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund   25,682               25,682           11.7%            new
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $219,021)                       218,044          100.0%
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                            21            0.0%
------------------------------------------------------------------------------------------------
NET ASSETS                                            $ 218,065          100.0%
                                                      =========          ======

*    Non-income producing security.
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman
6


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES o June 30, 1999 (Unaudited)

                                                    Markman           Markman          Markman          Markman
                                                     Income      Conservative         Moderate       Aggressive
                                                 Allocation        Allocation       Allocation       Allocation
                                                  Portfolio         Portfolio        Portfolio        Portfolio
===============================================================================================================
ASSETS

Investments in securities:
   At acquisition cost ...................    $     219,021     $  28,376,009    $  73,605,734    $  75,352,081
                                              =============     =============    =============    =============
   At value (Note 1) .....................    $     218,044     $  31,673,135    $  87,714,202    $ 104,377,810
Cash .....................................               --           200,735               --               --
Receivable for capital shares sold .......               --             6,296            5,936           26,580
Dividends receivable .....................              192                --            1,247           28,026
                                              -------------     -------------    -------------    -------------
   TOTAL ASSETS ..........................          218,236        31,880,166       87,721,385      104,432,416
                                              -------------     -------------    -------------    -------------

===============================================================================================================
LIABILITIES

Payable for capital shares redeemed ......               --            30,698           75,404           54,171
Payable to Adviser (Note 3) ..............              171            25,109           66,821           76,622
                                              -------------     -------------    -------------    -------------
   TOTAL LIABILITIES .....................              171            55,807          142,225          130,793
                                              -------------     -------------    -------------    -------------

===============================================================================================================
NET ASSETS ...............................    $     218,065     $  31,824,359    $  87,579,160    $ 104,301,623
                                              =============     =============    =============    =============

Net assets consist of:
Paid-in capital ..........................    $     217,627     $  26,508,494    $  65,635,061    $  65,578,722
Undistributed net investment .............            1,426           640,698          830,162         (409,412)
   income (loss)
Accumulated net realized gains (losses)
   from security transactions ............              (11)        1,378,041        7,005,469       10,106,584
Net unrealized appreciation (depreciation)
   on investments ........................             (977)        3,297,126       14,108,468       29,025,729
                                              -------------     -------------    -------------    -------------
   NET ASSETS ............................    $     218,065     $  31,824,359    $  87,579,160    $ 104,301,623
                                              =============     =============    =============    =============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5) ................           22,009         2,407,976        5,956,711        5,651,970
                                              =============     =============    =============    =============

Net asset value, redemption price and
   offering price per share (Note 1) .....    $        9.91     $       13.22    $       14.70    $       18.45
                                              =============     =============    =============    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
STATEMENTS OF OPERATIONS o For the six months ended June 30, 1999 (Unaudited)

                                                                               Markman         Markman         Markman
                                                       Markman Income     Conservative        Moderate      Aggressive
                                                           Allocation       Allocation      Allocation      Allocation
                                                         Portfolio(A)        Portfolio       Portfolio       Portfolio

INVESTMENT INCOME
Dividend income .....................................    $      1,597     $    794,985    $  1,233,899    $     54,140
                                                         ------------     ------------    ------------    ------------

EXPENSES
Investment advisory fees ............................             171          147,287         396,737         456,552
Independent Trustees' fees ..........................              --            7,000           7,000           7,000
                                                         ------------     ------------    ------------    ------------
Total Expenses (Note 3) .............................             171          154,287         403,737         463,552
                                                         ------------     ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ........................           1,426          640,698         830,162        (409,412)
                                                         ------------     ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions            (11)       1,378,041       7,082,904      10,275,999
Net change in unrealized appreciation/
   depreciation on investments ......................            (977)         217,137         269,998       3,968,701
                                                         ------------     ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAINS (Losses)
   ON INVESTMENTS ...................................            (988)       1,595,178       7,352,902      14,244,700
                                                         ------------     ------------    ------------    ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ..................................    $        438     $  2,235,876    $  8,183,064    $ 13,835,288
                                                         ============     ============    ============    ============

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS  o  For the periods ended June 30, 1999 and December 31, 1998

                                                   Markman Income        Markman Conservative                Markman Moderate
                                            Allocation Portfolio         Allocation Portfolio            Allocation Portfolio

                                                    Period ended  Six months ended      Year ended  Six months ended     Year ended
                                                June 30, 1999(A)     June 30, 1999   Dec. 31, 1998     June 30, 1999  Dec. 31, 1998
                                                     (Unaudited)       (Unaudited)                       (Unaudited)

FROM OPERATIONS:
Net investment income (loss) .....................  $       1,426    $     640,698   $     568,587    $     830,162   $     691,704
Net realized gains (losses) from security
   transactions ..................................            (11)       1,378,041       1,067,694        7,082,904       3,062,796
Capital gain distributions from other
   investment companies ..........................             --               --         515,255               --       1,388,199
Net change in unrealized appreciation/depreciation
   on investments ................................           (977)         217,137       1,106,083          269,998       8,491,783
                                                    -------------    -------------   -------------    -------------   -------------
Net increase in net assets from operations .......            438        2,235,876       3,257,619        8,183,064      13,634,482
                                                    -------------    -------------   -------------    -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income .............             --               --        (657,761)              --        (691,704)
Distributions in excess of net investment
   income (Note 1) ...............................             --               --         (45,764)              --        (260,772)
Distributions from net realized gains ............             --               --      (1,102,192)              --      (3,393,190)
                                                    -------------    -------------   -------------    -------------   -------------
Decrease in net assets from distributions
   to shareholders ...............................             --               --      (1,805,717)              --      (4,345,666)
                                                    -------------    -------------   -------------    -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
Proceeds from shares sold ........................        468,408        5,703,502      11,129,490        7,939,542      12,188,071
Net asset value of shares issued in
   reinvestment of distributions to shareholders .             --               --       1,563,886               --       4,298,339
Payments for shares redeemed .....................       (250,781)      (6,581,767)    (20,358,721)     (12,342,521)    (28,364,444)
                                                    -------------    -------------   -------------    -------------   -------------
Net increase (decrease) in net assets from
   capital share transactions ....................        217,627         (878,265)     (7,665,345)      (4,402,979)    (11,878,034)
                                                    -------------    -------------   -------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........        218,065        1,357,611      (6,213,443)       3,780,085      (2,589,218)

NET ASSETS:
Beginning of period ..............................             --       30,466,748      36,680,191       83,799,075      86,388,293
                                                    -------------    -------------   -------------    -------------   -------------
End of period ....................................  $     218,065    $  31,824,359   $  30,466,748    $  87,579,160   $  83,799,075
                                                    =============    =============   =============    =============   =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .......  $       1,426    $     640,698   $          --    $     830,162   $          --
                                                    =============    =============   =============    =============   =============

                                                         Markman Aggressive
                                                       Allocation Portfolio

                                                Six months ended      Year ended
                                                   June 30, 1999   Dec. 31, 1998
                                                            (Unaudited)
                                                   -------------   -------------
FROM OPERATIONS:
Net investment income (loss) ..................... $    (409,412)  $   (513,567)
Net realized gains (losses) from security
   transactions ..................................    10,275,999       (231,303)
Capital gain distributions from other
   investment companies ..........................            --      1,291,832
Net change in unrealized appreciation/depreciation
   on investments ................................     3,968,701     18,912,136
                                                   -------------   ------------
Net increase in net assets from operations .......    13,835,288     19,459,098
                                                   -------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income .............            --        (21,208)
Distributions in excess of net investment
   income (Note 1) ...............................            --             --
Distributions from net realized gains ............            --       (340,273)
                                                   -------------   ------------
Decrease in net assets from distributions
   to shareholders ...............................            --       (361,481)
                                                   -------------   ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
Proceeds from shares sold ........................    12,262,253     16,927,645
Net asset value of shares issued in
   reinvestment of distributions to shareholders .            --        350,390
Payments for shares redeemed .....................   (13,410,575)   (29,162,161)
                                                   -------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ....................    (1,148,322)   (11,884,126)
                                                   -------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........    12,686,966      7,213,491

NET ASSETS:
Beginning of period ..............................    91,614,657     84,401,166
                                                   -------------   ------------
End of period .................................... $ 104,301,623   $ 91,614,657
                                                   =============   ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....... $    (409,412)  $         --
                                                   =============   ============

(A) Represents the period from the initial public offering of shares (May 1, 1999) through June 30, 1999.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman
8

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

================================================================================
MARKMAN INCOME ALLOCATION  PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout The Period

                                                               Period ended
                                                          June 30, 1999 (A)
                                                                (Unaudited)

Net asset value at beginning of period .........................    $ 10.00
                                                                    -------
Income from investment operations:
   Net investment income .......................................       0.06
   Net realized and unrealized losses on investments ...........      (0.15)
                                                                    -------
Total from investment operations ...............................      (0.09)
                                                                    -------

Less distributions:
   Dividends from net investment income ........................         --
   Distributions in excess of net investment income ............         --
   Distributions from net realized gains .......................         --
                                                                    -------
Total distributions ............................................         --
                                                                    -------

NET ASSET VALUE AT END OF PERIOD ...............................    $  9.91
                                                                    =======

TOTAL RETURN ...................................................     (0.90%)
                                                                    =======

NET ASSETS AT END OF PERIOD (000'S) ............................    $   218
                                                                    =======
Ratio of expenses to average net assets ........................      0.63%(C)
Ratio of net investment income to average net assets ...........      5.23%(C)
Portfolio turnover rate ........................................        13%

================================================================================
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                   Year ended      Year ended      Year ended    Period ended
                                           Six months ended      December 31,    December 31,    December 31,    December 31,
                                              June 30, 1999              1998            1997            1996         1995(B)
                                                (Unaudited)
Net asset value at beginning of period ......    $    12.33        $    11.82      $    11.49      $    10.97      $    10.00
                                                 ----------        ----------      ----------      ----------      ----------
Income from investment operations:
    Net investment income ...................          0.27              0.25            0.33            0.28            0.19
    Net realized and unrealized gains
    on investments ..........................          0.62              1.03            1.31            1.19            1.61
                                                 ----------        ----------      ----------      ----------      ----------
Total from investment operations ............          0.89              1.28            1.64            1.47            1.80
                                                 ----------        ----------      ----------      ----------      ----------
Less distributions:
    Dividends from net investment income ....            --             (0.28)          (0.30)          (0.28)          (0.19)
    Distributions in excess of net investment
    income ..................................            --             (0.02)          (0.15)          (0.18)          (0.04)
    Distributions from net realized gains ...            --             (0.47)          (0.86)          (0.49)          (0.60)
                                                 ----------        ----------      ----------      ----------      ----------
Total distributions .........................            --             (0.77)          (1.31)          (0.95)          (0.83)
                                                 ----------        ----------      ----------      ----------      ----------

NET ASSET VALUE AT END OF PERIOD ............    $    13.22        $    12.33      $    11.82      $    11.49      $    10.97
                                                 ==========        ==========      ==========      ==========      ==========

TOTAL RETURN ................................         7.22%            10.83%          14.27%          13.41%          18.00%
                                                 ==========        ==========      ==========      ==========      ==========

NET ASSETS AT END OF PERIOD (000'S) .........    $   31,824        $   30,467      $   36,680      $   42,579      $    9,852
                                                 ==========        ==========      ==========      ==========      ==========
Ratio of expenses to average net
   assets ...................................         0.65%(C)          0.95%           0.95%           0.95%           0.95%(C)
Ratio of net investment income to
    average net assets ......................         3.94%(C)          1.70%           2.38%           3.21%           3.02%(C)
Portfolio turnover rate .....................           20%              165%             48%            104%            176%

(A) Represents the period from the initial public offering of shares (May 1, 1999) through June 30, 1999.
(B) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(C)  Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                 Six months ended       Year ended     Year ended     Year ended   Period ended
                                                    June 30, 1999     December 31,   December 31,   December 31,   December 31,
                                                      (Unaudited)             1998           1997           1996        1995(A)

Net asset value at beginning of period .............    $   13.35        $   11.90      $   11.49      $   11.31      $   10.00
                                                        ---------        ---------      ---------      ---------      ---------
Income from investment operations:
    Net investment income ..........................         0.14             0.12           0.26           0.18           0.06
    Net realized and unrealized gains on investments         1.21             2.06           1.96           1.08           2.39
                                                        ---------        ---------      ---------      ---------      ---------
Total from investment operations ...................         1.35             2.18           2.22           1.26           2.45
                                                        ---------        ---------      ---------      ---------      ---------
Less distributions:
    Dividends from net investment income ...........           --            (0.12)         (0.26)         (0.18)         (0.06)
    Distributions in excess of net investment income           --             0.04)         (0.21)         (0.14)         (0.24)
    Distributions from net realized gains ..........           --            (0.57)         (1.34)         (0.76)         (0.84)
                                                        ---------        ---------      ---------      ---------      ---------
Total distributions ................................           --            (0.73)         (1.81)         (1.08)         (1.14)
                                                        ---------        ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD ...................    $   14.70        $   13.35      $   11.90      $   11.49      $   11.31
                                                        =========        =========      =========      =========      =========

TOTAL RETURN .......................................       10.11%           18.32%         19.38%         11.11%         24.50%
                                                        =========        =========      =========      =========      =========

NET ASSETS AT END OF PERIOD (000'S) ................    $  87,579        $  83,799      $  86,388      $  78,627      $  38,988
                                                        =========        =========      =========      =========      =========

Ratio of expenses to average net assets ............        0.95%(B)         0.95%          0.95%          0.95%          0.95%(B)
Ratio of net investment income to average
   net assets ......................................        1.95%(B)         0.84%          1.96%          1.34%          0.77%(B)
Portfolio turnover rate ............................          30%             117%            82%           280%           141%

===============================================================================================================================
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                     Six months ended       Year ended    Year ended    Year ended  Period ended
                                                        June 30, 1999     December 31,  December 31,  December 31,  December 31,
                                                          (Unaudited)             1998          1997          1996       1995(A)

Net asset value at beginning of period ..................   $   16.01        $   12.74     $   12.26     $   11.79     $   10.00
                                                            ---------        ---------     ---------     ---------     ---------
Income from investment operations:
    Net investment income (loss) ........................       (0.07)           (0.09)         0.01          0.05          0.01
    Net realized and unrealized gains on investments             2.51             3.42          2.32          1.34          3.11
                                                            ---------        ---------     ---------     ---------     ---------
Total from investment operations ........................        2.44             3.33          2.33          1.39          3.12
                                                            ---------        ---------     ---------     ---------     ---------
Less distributions:
    Dividends from net investment income ................          --               --         (0.01)        (0.05)        (0.01)
    Distributions in excess of net investment income ....          --               --         (0.19)        (0.11)        (0.23)
    Distributions from net realized gains ...............          --            (0.06)        (1.65)        (0.76)        (1.09)
                                                            ---------        ---------     ---------     ---------     ---------
Total distributions .....................................          --            (0.06)        (1.85)        (0.92)        (1.33)
                                                            ---------        ---------     ---------     ---------     ---------

NET ASSET VALUE AT END OF PERIOD ........................   $   18.45        $   16.01     $   12.74     $   12.26     $   11.79
                                                            =========        =========     =========     =========     =========

TOTAL RETURN ............................................      15.24%           26.17%        18.96%        11.72%        31.21%
                                                            =========        =========     =========     =========     =========

NET ASSETS AT END OF PERIOD (000'S) .....................   $ 104,302        $  91,615     $  84,401     $  84,329     $  42,325
                                                            =========        =========     =========     =========     =========

Ratio of expenses to average net assets .................       0.95%(B)         0.95%         0.95%         0.95%         0.95%(B)
Ratio of net investment income (loss) to
   average net assets ...................................      (0.84%)(B)       (0.62)%        0.05%         0.34%         0.15%(B)
Portfolio turnover rate .................................         31%             101%          141%          340%          204%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman
10

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers four series of shares to investors: the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund (except for the Markman Income Allocation Portfolio) at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser. The public offering of shares of the Markman Income Allocation Portfolio commenced on May 1, 1999.

The Markman Income Allocation Portfolio seeks to provide high current income and low share price fluctuation. The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distri-butions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to GAAP.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1999:

------------------------------------------------------------------------------------------------
                                      Markman          Markman          Markman          Markman
                                       Income     Conservative         Moderate       Aggressive
                                   Allocation       Allocation       Allocation       Allocation
                                    Portfolio        Portfolio        Portfolio        Portfolio
                                 ------------     ------------     ------------     ------------
Gross unrealized appreciation    $      1,489     $  3,773,587     $ 14,779,367     $ 28,797,282
Gross unrealized depreciation          (2,466)        (482,767)        (722,479)         (48,228)
                                 ------------     ------------     ------------     ------------
 Net unrealized appreciation
 (depreciation)                  $       (977)    $  3,290,820     $ 14,056,888     $ 28,749,054
                                 ============     ============     ============     ============

Federal income tax cost of
portfolio investments            $    219,021     $ 28,382,315     $ 73,657,314     $ 75,628,756
                                 ============     ============     ============     ============
------------------------------------------------------------------------------------------------

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                                    Markman

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   INVESTMENT TRANSACTIONS

During the periods ended June 30, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $208,340 and $14,989, respectively, for the Markman Income Allocation Portfolio; $6,079,743 and $6,200,000, respectively, for the Markman Conservative Allocation Portfolio; $25,115,583 and $29,057,995, respectively, for the Markman Moderate Allocation Portfolio; and $30,000,000 and $32,764,357, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio and 0.65% of the average daily net assets of the Markman Income Allocation Portfolio. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT
Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. CFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. For the six months ended June 30, 1999, the Trust had no borrowings on this line of credit. No compensating balances are required.

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended June 30, 1999 and December 31, 1998:

                               MARKMAN INCOME       MARKMAN CONSERVATIVE            MARKMAN MODERATE          MARKMAN AGGRESSIVE
                         ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO

                                       Period     Six months          Year    Six months          Year    Six months          Year
                                        ended,         ended         ended         ended         ended         ended         ended
                                      June 30,      June 30,      Dec. 31,      June 30,      Dec. 31,      June 30,      Dec. 31,
                                       1999(A)          1999          1998          1999          1998          1999          1998
                                   (Unaudited)   (Unaudited)                 (Unaudited)                 (Unaudited)

Shares sold .....................       47,482       441,703       934,987       558,383       970,847       699,304     1,234,363

Shares issued in reinvestment of
    distributions to shareholders           --            --       126,836            --       321,973            --        21,885

Shares redeemed .................      (25,473)     (504,191)   (1,695,443)     (879,434)   (2,273,277)     (770,956)   (2,158,375)
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

Net increase (decrease) in
     shares outstanding .........       22,009       (62,488)     (633,620)     (321,051)     (980,457)      (71,652)     (902,127)

Shares outstanding, beginning
    of period ...................           --     2,470,464     3,104,084     6,277,762     7,258,219     5,723,622     6,625,749
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

Shares outstanding,
    end of period ...............       22,009     2,407,976     2,470,464     5,956,711     6,277,762     5,651,970     5,723,622
                                    ==========    ==========    ==========    ==========    ==========    ==========    ==========

(A)  Represents  the period from the initial  public  offering of shares (May 1,
     1999) through June 30, 1999.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman
12

--------------------------------------------------------------------------------
STAY INFORMED
--------------------------------------------------------------------------------
1-800-975-5463
PORTFOLIO/STRATEGY UPDATE
To hear Bob Markman's weekly market
overview and MultiFund activity report.

www.markman.com/funds.htm
ONLINE
Check for net asset values and more.

1-800-536-8679
PRICELINE
For up-to-the-minute net asset values
and account values.

1-800-707-2771
HELPLINE
For a prospectus, an application form,
for assistance in completing an application, or for general administrative questions.

--------------------------------------------------------------------------------
New, Improved Web Site

If you haven't checked out the MultiFunds web site (www.markman.com/funds.htm), you may want to take a look. We have expanded performance information, portfolio allocations updated biweekly, on-line access to the Prospectus, and more with a lot more coming. Plus, we're interested in your comments and suggestions.

These forms are available:
o  Account Application
o  IRA Application
o  Roth IRA Application
o  IRA Transfer Request
o  Dollar Cost Averaging Application
o  Systematic Withdrawal Plan Request
o  Automatic Investment Request
o  Company Retirement Account Application
o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]
o  403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase The Markman MultiFunds through: Charles Schwab &
Company (1-800-266-5623), Jack White and Company (1-800-323-3263), Fidelity Investments (1-800-544-7558), and Waterhouse Securities (1-800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For additional forms or answers to any questions just contact The Markman MultiFunds (between the hours of 8:30 AM and 5:30 PM EST)
Toll-free: 1-800-707-2771
--------------------------------------------------------------------------------

                     MARKMAN                     INVESTMENT ADVISER                      SHAREHOLDER SERVICES
----------------     MULTIFUNDS                  Markman Capital Management, Inc.        c/o Countrywide Fund Services, Inc.
     NO-LOAD         ----------                  6600 France Ave. So.                    312 Walnut Street, 21st Floor
100% MUTUAL FUND     For investors too smart     Minneapolis, Minnesota  55435           Cincinnati, Ohio 45202-3874
     COUNCIL         to do it themselves         Telephone:  612-920-4848                Telephone: 513-629-2070
----------------                                 Toll-free: 1-800-395-4848               Toll-free: 1-800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

Markman
MULTIFUNDS
----------                        FIRST CLASS
For investors too smart
to do it themselves


6600 France Avenue South
Minneapolis, Minnesota  55435